EXHIBIT 10.1.3





Heller Financial, Inc.
500 West Monroe Street
Chicago, Illiniois 60661
312 441 7114
FAX: 312 441 6969



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[LOGO] Heller Business Credit                     Paul L. Puryear, Jr.
                                                  Senior Vice President
                                                  Senior Group Portfolio Manager





                                             September 13, 1996


Via Facsimile and Federal Express
- ---------------------------------

Hibbett Sporting Goods, Inc.
131 South 25th Street
Birmingham, Alabama  35211

Attn:  Barron Fletcher

       RE:  Third Amendment to Loan and Security Agreement
       ---------------------------------------------------

Dear Mr. Fletcher:

Reference is made to that certain Loan and Security Agreement dated as of November 1, 1995, as amended from time to time thereafter (the "Agreement") by and among Hibbett Sporting Goods, Inc. and Hibbett Team Sales, Inc. (collectively, "Borrowers") and Heller Financial, Inc. ("Lender"). Capitalized terms used herein, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

In consideration of the mutual conditions and agreements set forth herein and in the Agreement, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree that subsection 8.1(F) of the Agreement is hereby amended to replace the words "fifty-one percent (51%)" appearing in line two (2) of said subsection with the words "forty percent (40%)".

Except as above provided, the Agreement is in no way altered, amended or modified, and the same is affirmed, confirmed and ratified.

Hibbett Sporting Goods, Inc.
September 13, 1996
Page 2



Please acknowledge your agreement to the foregoing by signing both copies of this letter and returning one copy to my attention.


                                             Very truly yours,




                                             /s/ Paul L. Puryear, Jr.

                                             Paul L. Puryear, Jr.
                                             Senior Vice President



ACCEPTED AND AGREED

HIBBETT SPORTING GOODS, INC.,
as a Borrower

By:  /s/ Michael Newsome
    ----------------------

Title:   President
       ------------------


HIBBETT TEAM SALES, INC.,
as a Borrower

By:  /s/ Michael Newsome
    ----------------------

Title:   President
       ------------------


SPORTS WHOLESALE, INC.,
as Guarantor

By:  /s/ Michael Newsome
    ----------------------

Title:   President
       ------------------